Putnam Multi-Cap Core Fund
The fund's portfolio
7/31/22 (Unaudited)

COMMON STOCKS (95.0%)(a)
	Shares	Value
Aerospace and defense (2.0%)
Northrop Grumman Corp.	66,825	$32,002,493
Raytheon Technologies Corp.	335,128	31,237,281

		63,239,774
Air freight and logistics (0.3%)
GXO Logistics, Inc.(NON)(S)	205,372	9,857,856

		9,857,856
Airlines (0.7%)
Southwest Airlines Co.(NON)	586,880	22,371,866

		22,371,866
Auto components (0.9%)
Magna International, Inc. (Canada)(S)	447,369	28,568,984

		28,568,984
Automobiles (0.8%)
General Motors Co.(NON)	149,050	5,404,553
Tesla, Inc.(NON)	23,283	20,755,630

		26,160,183
Banks (3.3%)
Bank of America Corp.	2,645,922	89,458,622
KeyCorp	895,755	16,392,317

		105,850,939
Beverages (2.4%)
Coca-Cola Co. (The)	829,945	53,257,571
Molson Coors Beverage Co. Class B(S)	400,455	23,927,186

		77,184,757
Biotechnology (3.4%)
AbbVie, Inc.	361,763	51,916,608
Amgen, Inc.	150,613	37,272,199
Regeneron Pharmaceuticals, Inc.(NON)	33,113	19,261,501

		108,450,308
Capital markets (4.4%)
Ameriprise Financial, Inc.	100,736	27,190,661
Goldman Sachs Group, Inc. (The)	114,276	38,098,476
KKR & Co., Inc.	346,767	19,231,698
Morgan Stanley	256,836	21,651,275
Raymond James Financial, Inc.	292,024	28,755,603
TPG, Inc.(S)	174,865	4,987,150

		139,914,863
Chemicals (0.7%)
Eastman Chemical Co.	221,082	21,208,396

		21,208,396
Communications equipment (1.2%)
Cisco Systems, Inc./Delaware	814,916	36,972,739

		36,972,739
Containers and packaging (0.2%)
Berry Global Group, Inc.(NON)	136,690	7,880,179

		7,880,179
Distributors (0.4%)
LKQ Corp.	258,420	14,171,753

		14,171,753
Diversified financial services (2.6%)
Apollo Global Management, Inc.	314,802	17,975,194
Berkshire Hathaway, Inc. Class B(NON)	211,805	63,668,583

		81,643,777
Diversified telecommunication services (0.8%)
AT&T, Inc.	512,598	9,626,590
Liberty Global PLC Class A (United Kingdom)(NON)(S)	661,374	14,391,498

		24,018,088
Electric utilities (2.1%)
Constellation Energy Corp.	313,120	20,697,232
NRG Energy, Inc.	641,513	24,217,116
PG&E Corp.(NON)(S)	2,077,844	22,565,386

		67,479,734
Entertainment (1.0%)
Universal Music Group NV (Netherlands)	305,769	6,945,373
Walt Disney Co. (The)(NON)	172,622	18,315,194
Warner Bros Discovery, Inc.(NON)(S)	429,229	6,438,435

		31,699,002
Equity real estate investment trusts (REITs) (2.1%)
Armada Hoffler Properties, Inc.(R)	970,846	13,766,596
Boston Properties, Inc.(R)	123,873	11,292,263
Gaming and Leisure Properties, Inc.(R)	708,093	36,813,755
Vornado Realty Trust(R)(S)	117,521	3,571,463

		65,444,077
Food and staples retailing (1.3%)
Walmart, Inc.	314,936	41,587,299

		41,587,299
Health-care equipment and supplies (0.6%)
Medtronic PLC	170,972	15,818,329
Nyxoah SA (Belgium)(NON)	183,630	1,856,499

		17,674,828
Health-care providers and services (5.9%)
CVS Health Corp.	237,603	22,733,855
Elevance Health, Inc.	45,153	21,542,496
HCA Healthcare, Inc.	68,746	14,603,025
McKesson Corp.	112,353	38,377,538
Tenet Healthcare Corp.(NON)(S)	309,569	20,468,702
UnitedHealth Group, Inc.	126,831	68,785,525

		186,511,141
Hotels, restaurants, and leisure (0.9%)
Chuy's Holdings, Inc.(NON)	286,855	6,376,787
Kura Sushi USA, Inc. Class A(NON)(S)	46,984	3,967,329
McDonald's Corp.	73,407	19,333,202

		29,677,318
Household durables (1.1%)
PulteGroup, Inc.	786,603	34,311,623

		34,311,623
Household products (1.1%)
Procter & Gamble Co. (The)	241,658	33,568,713

		33,568,713
Industrial conglomerates (1.2%)
Honeywell International, Inc.	201,199	38,722,760

		38,722,760
Insurance (1.5%)
Arch Capital Group, Ltd.(NON)	474,421	21,064,292
Assured Guaranty, Ltd.	425,737	24,858,783

		45,923,075
Interactive media and services (4.9%)
Alphabet, Inc. Class C(NON)	1,019,440	118,907,482
Meta Platforms, Inc. Class A(NON)	230,525	36,676,528

		155,584,010
Internet and direct marketing retail (3.2%)
Amazon.com, Inc.(NON)	758,960	102,421,652

		102,421,652
IT Services (2.3%)
Gartner, Inc.(NON)	58,725	15,590,313
Mastercard, Inc. Class A	160,257	56,697,324

		72,287,637
Machinery (1.8%)
Deere & Co.	44,263	15,190,176
Otis Worldwide Corp.	553,613	43,275,928

		58,466,104
Media (0.5%)
Comcast Corp. Class A	439,822	16,502,121

		16,502,121
Metals and mining (1.4%)
Freeport-McMoRan, Inc. (Indonesia)	600,128	18,934,038
Nucor Corp.	181,412	24,635,750

		43,569,788
Mortgage real estate investment trusts (REITs) (0.3%)
Starwood Property Trust, Inc.(R)	432,670	10,219,665

		10,219,665
Multi-utilities (0.6%)
CMS Energy Corp.	286,213	19,671,419

		19,671,419
Multiline retail (1.2%)
Target Corp.	238,915	39,033,933

		39,033,933
Oil, gas, and consumable fuels (2.6%)
ConocoPhillips	328,357	31,991,823
Enterprise Products Partners LP	1,182,365	31,604,616
Phillips 66	215,890	19,214,210

		82,810,649
Pharmaceuticals (4.5%)
Eli Lilly and Co.	114,292	37,680,929
Johnson & Johnson	296,357	51,720,224
Merck & Co., Inc.	282,625	25,249,718
Pfizer, Inc.	543,768	27,465,722

		142,116,593
Real estate management and development (1.0%)
CBRE Group, Inc. Class A(NON)	352,539	30,184,389

		30,184,389
Road and rail (1.5%)
Union Pacific Corp.	213,324	48,488,545

		48,488,545
Semiconductors and semiconductor equipment (3.8%)
Intel Corp.	393,173	14,276,112
Lam Research Corp.	60,964	30,513,092
NVIDIA Corp.	181,895	33,037,589
Qualcomm, Inc.	150,664	21,855,320
Texas Instruments, Inc.	110,128	19,700,798

		119,382,911
Software (10.5%)
Adobe, Inc.(NON)	51,617	21,169,164
Microsoft Corp.	842,506	236,525,134
NCR Corp.(NON)	386,662	12,547,182
Oracle Corp.	539,784	42,016,787
salesforce.com, Inc.(NON)	86,013	15,828,112

		328,086,379
Specialty retail (2.0%)
Best Buy Co., Inc.(S)	261,299	20,117,410
Lowe's Cos., Inc.	225,870	43,260,881

		63,378,291
Technology hardware, storage, and peripherals (7.7%)
Apple, Inc.	1,496,452	243,188,415

		243,188,415
Textiles, apparel, and luxury goods (0.4%)
Nike, Inc. Class B	116,339	13,369,678

		13,369,678
Tobacco (0.7%)
Altria Group, Inc.	503,327	22,075,922

		22,075,922
Trading companies and distributors (1.2%)
Karat Packaging, Inc.(NON)(S)	372,106	7,081,177
United Rentals, Inc.(NON)	92,642	29,892,794

		36,973,971

Total common stocks (cost $1,867,120,317)		$3,007,906,104

INVESTMENT COMPANIES (0.8%)(a)
	Shares	Value
iShares Expanded Tech-Software Sector ETF(S)	80,617	$23,807,006

Total investment companies (cost $23,514,626)		$23,807,006

SHORT-TERM INVESTMENTS (6.3%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 2.01%(AFF)	Shares	78,947,324	$78,947,324
Putnam Short Term Investment Fund Class P 1.93%(AFF)	Shares	112,941,018	112,941,018
U.S. Treasury Bills 2.084%, 9/6/22(SEG)		$800,000	798,329
U.S. Treasury Bills 2.084%, 9/1/22(SEG)		3,200,000	3,194,131
U.S. Treasury Bills 1.981%, 8/25/22(SEG)		600,000	599,180
U.S. Treasury Bills 1.960%, 8/23/22(SEG)		1,500,000	1,498,106
U.S. Treasury Bills 1.787%, 8/18/22(SEG)		300,000	299,708

Total short-term investments (cost $198,278,251)			$198,277,796
TOTAL INVESTMENTS

Total investments (cost $2,088,913,194)			$3,229,990,906

FUTURES CONTRACTS OUTSTANDING at 7/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation
Russell 2000 Index E-Mini (Long)	846	$79,745,229	$79,748,190	Sep-22	$3,271,924
S&P 500 Index E-Mini (Long)	190	39,237,755	39,268,250	Sep-22	1,883,973

Unrealized appreciation					5,155,897

Unrealized (depreciation)					—

Total					$5,155,897

Key to holding's abbreviations
ETF	Exchange Traded Fund
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2022 through July 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $3,164,685,321.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/22
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$48,913,014	$217,456,694	$187,422,384	$139,608	$78,947,324
	Putnam Short Term Investment Fund**	79,382,906	102,430,812	68,872,700	244,251	112,941,018

	Total Short-term investments	$128,295,920	$319,887,506	$256,295,084	$383,859	$191,888,342
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $78,947,324 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $78,013,240.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $6,340,280.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$220,857,848	$6,945,373	$—
Consumer discretionary	351,093,415	—	—
Consumer staples	174,416,691	—	—
Energy	82,810,649	—	—
Financials	383,552,319	—	—
Health care	454,752,870	—	—
Industrials	278,120,876	—	—
Information technology	799,918,081	—	—
Materials	72,658,363	—	—
Real estate	95,628,466	—	—
Utilities	87,151,153	—	—

Total common stocks	3,000,960,731	6,945,373	—
Investment companies	23,807,006	—	—
Short-term investments	—	198,277,796	—

Totals by level	$3,024,767,737	$205,223,169	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$5,155,897	$—	$—

Totals by level	$5,155,897	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	900
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com